UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 20, 2018
Date of Report (Date of earliest event reported)

GALA PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

18881 Von Karman Avenue, Suite 1440, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 851-9261
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 8.01 OTHER EVENTS

On June 20, 2018 Board of Directors of Gala Pharmaceutical, Inc. approved the sale of its subsidiaries Cannabis Ventures, Inc. US and Cannabis Ventures, Inc. Canada, both currently non-operation entities with a zero dollar book value, including any and all of its rights, title and interest in such companies, in exchange for 2,000,000 shares of Greengro Technologies, Inc. (“Buyer”) common stock pursuant to the Purchase Agreement dated June 20, 2018.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.   Description

    2.1     Cannabis Ventures, Inc. Sales Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2018	By:	/s/ Maqsood Rehman
Maqsood Rehman
	Title:	Chief Executive Officer